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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               December 12, 1996


     Aames Capital Corporation on behalf of Aames Mortgage Trust 1996-D
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           (Exact Name of Registrant as Specified in its Charter)



           California                       333-10185                      95-4438859
--------------------------------          -------------                -----------------
(State of Incorporation)                  (Commission                 (I.R.S. Employer
                                          File Number)                Identification No.)


   3731 Wilshire Boulevard                                        90010
   Los Angeles, California                                 -------------------
-----------------------------                                   (Zip Code)
    (Address of Principal
      Executive Offices)


      Registrant's telephone number, including area code:  (213) 351-6100


                                   No Change
              --------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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         The sole purpose of this Current Report on Form 8-K is to file  the consent of Coopers & Lybrand L.L.P., independent accountants to Financial Security Assurance Inc. Financial Security Assurance Inc. will act as the Certificate Insurer in connection with the proposed offering of the Aames Mortgage Trust 1996-D Mortgage Pass-Through Certificates, Series 1996-D.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 23.1             Consent of Coopers & Lybrand L.L.P.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AAMES CAPITAL CORPORATION


                           By: /s/ Mark E. Elbaum
                               ----------------------------------------
                               Mark E. Elbaum
                               Senior Vice President -- Finance



Dated:  December 12, 1996